EXHIBIT 10.21


EDGAR COUNTY BANK & TRUST CO.      D W LEASING COMPANY, LLC    KJW / DFS
177 W WOOD ST                      TERRY WHITESELL PRESIDENT   Loan Number 18999
P0 BOX 400                         502 CROSSOVER ROAD          Date
PARIS IL 61944                     TUPELO MS 38801             Maturity Date
LENDER'S NAME AND ADDRESS                                      Loan Amount $
"You" means the Lender, its         BORROWER'S NAME AND        Renewal of
successors and assigns.             ADDRESS
                                    "I" includes each Borrower
                                    above, jointly and
                                    severally.

TERMS FOLLOWING A  APPLY ONLY IF CHECKED

NOTE - For value received, I promise to pay to you, or your order, at your address above, the principal sum of: -----------------------------------------
                                                     Dollars $
plus Interest from      at the rate of         %  per year until ----------    .

ADDITIONAL FINANCE CHARGE - I also agree to pay a nonrefundable service charge of $ __ , and it will be __ paid in cash. __ paid pro rata over the loan term. __ withheld from the proceeds. (If this fee is withheld from the proceeds, the amount is included in the principal sum.)

PAYMENT  -  I  will  pay  this  note  as  follows:
  (a) ___   Interest  due:
            Principal  due:
  (b) _X_   This  note  has           payments.  The first payment will be in
the amountof  $                and will be due

   A  payment  of  $       will be due on the        day  of  each      MONTH
 thereafter.
  The final payment of      the entire unpaid balance of principal and interest
will be due    .

INTEREST - Interest accrues on a        [X] P0ST-MATURITY INTREST. Interest will
360/ACTUAL basis                        accrue at the rate of _______ per
[ ]MINIMUM INTEREST CHARGE - I agree    year on the balance of this note not
to pay a minimum interest charge of     paid at maturity, including maturity by
 $ ______________ if I pay this loan    acceleration
off before you have earned that much
[X] LATE CHARGE - I agree to pay a      7.00% ABOVE YOUR CURRENT CONTRACT RATE
late charge on any payment made more    ON  ANY  AMOUNT 30 DAYS PAST DUE
than 10  days  after  it  is  due
equal  to  5%  of  the  payment,  or    THE PURPOSE OF THIS LOAN IS -
$10.00,  whichever  is greater.

SECURITY - You have certain rights that may affect my property As explained on page 2. This loan [ ] is [X] is not further secured.

(a)  This loan is secured by                            ,  dated          .

(b) [X} Security Agreement - I give you a security interest in the Property described below. The rights I am giving you in this Property and the obligations this agreement secures are defined on page 2 of this agreement.





                          This Property will be used for BUSINESS  purposes.

  ANNUAL PERCENTAGE RATE        FINANCE CHARGE           AMOUNT FINANCED            TOTAL OF PAYMENTS          I have the right to
   The cost of my credit      The dollar amount       The amount of credit      The amount I will have      receive at this time an
     as a yearly rate.               the             provided to me or on my    paid when I have made          itemization of the
                             credit will cost me.            behalf.            all scheduled payments.         Amount Financed.
             %                                                                                                      YES - I want
                             $                     $                            $                                   an itemization.


                                                                                                                    NO
                                                                                                                    -
                                                                                                                    I
                                                                                                                    do
                                                                                                                    not
                                                                                                                    want
                                                                                                                    an
                                                                                                                    itemization.

My Payment Schedule will
be:
Number of Payments       Amount of Payments                      When Payments Are Due
                                                                                                           "e"
means an estimate

                                                                                                      $________ Filing Fees
                                                                                                      $________ Nonfiling Insurance

1[ ]This note has a demand feature. [ ]This note is payable on demand end all disclosures are based on an assumed maturity of one year.

Security - I am giving a security  interest in:
[ ] the goods or property being purchased.
[X] the goods or property being  purchased.  2001 PREVOST COACH
[ ] collateral  securing other loans with you may also secure this loan.
[ ] my deposit  accounts and other rights to the payment of money from you.
[X] Late Charge - I will be charged a late charge on any payment made more than 10 day, after It is due equal to 5% of the payment, or *10.00, whichever is greater.
[ ] Required Deposit - The annual percentage rate does not take Into account my required deposit.
Prepayment - If I pay off this note early,  I
        [ ] may         [X] will not    have to pay a  penalty.
        [ ] may         [X] will not    be entitled to a refund of part of the
                                        finance charge

[X] ~Assumption -Someone buying the property securing this obligation cannot assume the remainder of the obligation on the original terms. I can see my contract documents for any additional Information about nonpayment, default, any required repayment before the scheduled date, and prepayment refunds arid penalties.

CREDIT INSURANCE - Credit life Insurance and credit disability Insurance are not reqired to obtain credit, and will not be provided unless I agree to pay the additional premiums

                                ITEMIZATION OF AMOUNT FINANCED
                                AMOUNT GIVEN TO ME DIRECTLY $------------------
                                AMOUNT PAID ON MY (LOAN) ACCOUNT
Type      Premium    Term       __________________________  $ -----------------

Credit Life                     AMOUNTS PAID TO OTHERS ON MY BEHALF:
Credit Disability               Insurance Premiums $ -----------------
Joint Credit Life               to Public Officials$ ------------------
-------------------------------    ----------------------    $-----------------
I [ ] do [X} do not want credit life Insurance.              $-----------------
I [ ] do [X} do not want credit disability insurance.        $-----------------
I [ ] do [X} do not want joint credit life insurance.
                             (less) PREPAID FINANCE CHARGE(S)$-----------------
I [ ] do    _________________________________________________ insurance.
X                                       Amount Financed       $
X                                 (You are retaining a portion of the
                                   Items marked above with an asterisk)
                                  (Add all items financed and subtract
                                   prepaid finance charges.)

PROPERTY INSURANCE - I may obtain property Insurance from anyone I want that is acceptable to you. if I get the insurance from or through you I will pay $ ______________________ for __________________________ of coverage.

INTEREST INSURANCE - I may obtain a single interest insurance from _________
Is acceptable to you. If I get the insurance from anyone I want or through you I will pay $_______ for ____________ of coverage.
                 (optional)


                    SIGNATURES. IAGREE TO THE TERMS SET OUT ON PAGE 1 SINGLE AND PAGE 2 OF THIS AGREEMENT. I HAVE RECEIVED A COPY OF THIS DOCUMENT ON TODAY'S DATE.


                    COSIGNERS - SEE NOTICE ON PAGE 2 BEFORE SIGNING.
                                Signature--------------------------------------
                                          D W LEASING COMPANY, LLC
Signed  _____________________________
Title  DAVID SULLIVAN~ PRESIDENT
                                Signature-------------------------------------
                                          TERRY WHITESELL PRESIDENT

                          ADDITIONAL TERMS OF THE NOTE

DEFINITIONS - "I," "me" or "my' means each Borrower who signs this note and each other person or legal entity (including guarantors, endorser,, and sureties) who agrees to pay this note (together referred to as "us"). "You" or `your' means the Lender and its successor, and assigns.

APPLICABLE LAW - This note and any agreement securing this note will be governed by the laws of the state of Illinois. The federal Truth-in-Lending disclosures on page 1 are disclosures only and are not intended to be terms of this agreement. The fact that any part of this note cannot be enforced will not affect the rest of this note. Any change to this note or any agreement securing this note must be in writing and signed by you and me. PAYMENTS - Each payment I make on this loan will be applied first to any charge. I owe other than principal and interest, then to interest that is due, and finally to principal that is due. No late charge will be assessed on any payment when the only delinquency is due to late fees assessed on earlier payments and the payment is otherwise a full payment. The actual amount of my final payment will depend on my payment record.

     I understand and agree that some payments to third parties as a part of this contract may involve money retained by you or paid back to you as commissions or other remuneration.

PREPAYMENT - I may prepay this loan in whole or in part at any time. If I prepay in part, I must still make each later payment in the original amount as it becomes due until this note is paid in full.

ACCRUAL METHOD - The amount of interest that I will pay on this loan will be calculated using the interest rate and accrual method stated on page 1. For interest calculation, the accrual method will determine the number of days in a year. if no accrual method is stated, than you may use any accrual method for calculating interest allowed by law.

POST-MATURITY INTEREST - Interest will accrue on the principal balance remaining unpaid after final maturity at the rate specified on page 1. For purposes of this section, final maturity occurs: (a) If this loan is payable on demand, on the date you make demand for payment; (b) If this loan is payable on demand with alternate payment date(s), on the date you make demand for payment or on the final alternate payment date, whichever is earlier; (c) On the date of the last scheduled payment of principal; or (d) On the date you accelerate the due date of this loan (demand immediate payment).

REAL ESTATE OR RESIDENCE SECURITY - If this loan is secured by real estate or a residence that is personal property, the existence of a default and your remedies for such a default will be determined by applicable law, by the terms of any separate instrument creating the security Interest and, to the extent not prohibited by law end not contrary to the terms of the separate security Instrument, by this agreement.

DEFAULT - Subject to any limitations in the "REAL ESTATE OR RESIDENCE SECURITY" paragraph above, I will be in default on this loan and any agreement securing this loan if any one or more of the following occurs:

(a)  I fail to make a payment in lull when due;

(b)  I die, am declared Incompetent, or become insolvent;

(c)  I fail to keep any promise I have made in connection with this loan;

(d) I fail to pay, or keep any other promise on, any other loan or agreement I have with you;

(e) I make any written statement or provide any financial information that is untrue or inaccurate at the time it is provided;

(f) Any creditor of mine attempts to collect any debt I owe through court proceedings, set-off or self-help repossession;

(g)  The Property Is damaged, destroyed or stolen;

(h)  I fail to provide any additional security that you may require;

(i) Any legal entity (such as a partnership or corporation) that has agreed to pay this note merges, dissolves, reorganizes, ends its business or existence, or a partner or majority stockholder dies or is declared incompetent; or

(j) Anything else happens that causes you to believe that you will have difficulty collecting the amount I owe you. If any of us are In default on this note or any security agreement, you may exercise your remedies against any or all of us.

REMEDIES  -  Subject  to any  limitations  In the  `REAL  ESTATE  OR
RESIDENCE SECURITY' paragraph above, if I am In default on this loan or any agreement securing this loan, you may:

(a) Make unpaid principal, earned interest and all other agreed charges I owe you under this loan immediately due;

(b)  Use the right of set-off as explained below;

(c) Demand more security or new parties obligated to pay this loan (or both) in return for not using any other remedy;

(d) Make a claim for any and all insurance benefits or refunds that may be available on my default;

(e)  Use any remedy you have under state or federal law; and

(f)  Use any remedy given to you In any agreement securing this loan.

     By choosing any one or more of these remedies you do not give up your right to use another remedy later. By deciding not to use any remedy should I be in default, you do not give up your right to consider the event a default if it happens again.

COSTS OF COLLECTION AND ATTORNEYS' FEES - I agree to pay you all reasonable costs you incur to collect this debt or realize on any security. This includes, unless prohibited by law, reasonable attorneys' fees. This provision also shall apply ill file a petition or any other claim for relief under any bankruptcy rule or law of the United States, or if such petition or other claim for relief is filed against me by another.

SET-OFF - I agree that you may set off any amount due end payable under this note against any right I have to receive money from you. "Right to receive money from you" means:

(a)  Any deposit account balance I have with you;

(b) Any money owed to me on an item presented to you or in your possession I or collection or exchange; and

(c)  Any repurchase agreement or other nondeposit obligation.

     "Any amount due and payable under this note" means the total amount of which you are entitled to demand payment under the terms of this note at the time you set off. This total includes any balance the due date for which you properly accelerate under this note.

     If my right to receive money from you is also owned by someone who has not agreed to pay this note, your right of set-off will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement. Your right of set-off does not apply to an account or other obligation where my rights arise only in a representative capacity. it also does not apply to any Individual Retirement Account or other tax-deferred retirement account.

     You will not be liable for the dishonor of any check when the dishonor occurs because you set off this debt against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right of set-off.

OTHER SECURITY - Any present or future agreement securing any other debt I owe you also will secure the payment of this loan. Property securing another debt will not secure this loan If such property is my principal dwelling and you fail to provide any required notice of right of rescission. Also, property securing another debt will not secure this loan to the extant such property is in household goods.

OBLIGATIONS INDEPENDENT - I understand that my obligation to pay this loan is independent of the obligation of any other person who has also agreed to pay it. You may, without notice, release me or any of us, give up any right you may have against any of us, extend new credit to any of us, or renew or change this note one or more times and for any term, and I will still be obligated to pay this loan. You may, without notice. I all to perfect your security interest in. impair, or release any security and I will still be obligated to pay this loan.

WAIVER - I waive (to the extent permitted by law) demand, presentment, protest. notice of dishonor and notice of protest.

PRIVACY - I agree that from time to time you may receive credit information about me from others, including other lenders and credit reporting agencies. I agree that you may furnish on a regular basis credit and experience Information regarding my loan to others seeking such Information. To the extent permitted by law, I agree that you will not be liable for any claim arising from the use of Information provided to you by others or for providing such information to others.

FINANCIAL STATEMENTS - I will give you any financial statements or information that you feel is necessary. All financial statements and information I give you will be correct end complete.

PURCHASE MONEY LOAN - If this is a purchase money loan, you may include the name of the seller on the check or draft for this loan.

                   ADDITIONAL TERMS OF THE SECURITY AGREEMENT

SECURED OBLIGATIONS - This security agreement secures this loan (Including all extensions, renewals, refinancings and modifications) and any other debt I have with you now or later. Property described In this security agreement will not secure other such debt, if you fail to give any required notice of the right of rescission with respect to the Property. Also, this security agreement will not secure other debts if this security interest is in household goods and the other debt is a consumer loan. This security agreement will last until it is discharged in writing.

     For the sole purpose of determining the extent of a purchase money security interest arising under this security agreement:

(a) Payments on any nonpurchase money loan also secured by this agreement not be deemed to apply to the purchase money loan; and

(b) Payments on the purchase money loan will be deemed to a p ply first to the nonpurchase money portion of the loan, if any, and then to the purchase money obligations in the order in which the items were acquired.

     No security interest will be terminated by application of this formula. "Purchase money loan" means any loan the proceeds of which, in whole or in part, are used to acquire any property securing the loan and all extensions, renewals, consolidations end refinancing. of such loan.

PROPERTY - The word "Property" as used here, includes all property that is listed in the security agreement on page 1. If a general description is used, the word Property includes all my property fitting the general description. Property also means all benefits that arise from the described Property (including all proceeds, insurance benefits, payments from others, interest, dividends, stock splits and voting rights). It also means property that now or later is attached to, is a part of, or results from the Property.

OWNERSHIP AND DUTIES TOWARD PROPERTY - Unless a co-owner(s) of the Property signed a third party agreement, I represent that I own all the Property. will defend the Property against any other claim. I agree to do whatever you require to perfect your Interest and keep your priority. I will not do anything to harm your position.

     I will keep the Property in my possession (except if pledged and delivered to you). I will keep it in good repair and use it only for its intended purposes. I will keep it at my address unless we agree otherwise in writing.

     I will not try to sell or transfer the Property, or permit the Property to become attached to any real estate, without your written consent. I will pay all taxes and charges on the Property as they become due. I will inform you of any loss or damage to the Property. You have the right of reasonable access in order to inspect the Property.

INSURANCE - I agree to buy insurance on the Property against the risks and for the amounts you require. I will name you as loss payee on any such policy. You may require added security on this loan if you agree that insurance proceeds may be used to repair or replace the Property. I agree that if the insurance proceeds do not cover the amounts I still owe you, I will pay the difference. I will buy the insurance from a firm authorized to do business in Illinois. The firm will be reasonably acceptable to you. I will keep the insurance until all debts secured by this agreement are aid.

COLLATERAL PROTECTION INSURANCE NOTICE - Unless I provide you with evidence of the insurance coverage required by my agreement with you, you may purchase Insurance at my expense to protect your interests In my collateral. This insurance may, but need not, protect my interests. The coverage that you purchase may not pay any claim that I make or any claim that is made against me in connection with the collateral. I may later cancel any insurance purchased by you, but only after providing you with evidence that I have obtained insurance as required by our agreement. If you purchase insurance for the collateral, I will be responsible for the premiums for that insurance, including interest and any other charges you may impose in connection with the placement of the Insurance, until the effective date of the cancellation or expiration of the insurance. The premiums may be added to my total outstanding balance or obligation. The premiums may be more than the premiums for insurance I may be able to obtain on my own.

DEFAULT AND REMEDIES - If I am in default, in addition to the remedies listed the note portion of this document and subject to any of the limitations in "REAL ESTATE OR RESIDENCE SECURITY" paragraph, you may (after giving notice and waiting a period of time, if required by law):

(a) Pay taxes or other charges, or purchase any required insurance, if I fail to do these things (but you are not required to do so). You may add the amount you pay to this loan and accrue interest on that amount at the interest rate disclosed on page 1 until paid in full

(b) Require me to gather the Property and any related records and make it available to you in a reasonable fashion;

(c) Take immediate possession of the Property, but In doing so you may not breach the peace or unlawfully enter onto my premises. You may sell, lease or dispose of the Property as provided by law. (If the Property includes a manufactured home, you will begin the repossession by giving me notice and an opportunity to cure my default, if required by law.) You may apply what you receive from the sale of the Property to your expenses and then to the debt, If what you receive from the sale of the Property is less than what I owe you, you may take me to court to recover the difference to the extent permitted by law); and

(d)  Keep the Property to satisfy the debt.

     I agree that when you must give notice to me of your intended sale or disposition of the Property, the notice is reasonable if it is sent to me at my last known address by first class mail 10 days before the intended sale or disposition. I agree to inform you in writing of any change in my ad dress.

     FILING - A copy of this security agreement may be used as a financing statement when allowed by law.



                              THIRD PARTY AGREEMENT

    For the purposes of the provisions within this enclosure, `I," "me" or `my" means the person signing below and "you" means the Lender identified on page 1.

    I agree to give you a security interest In the Property that Is described on page 1. I agree to the terms of this note and security agreement but I am in no way personally liable for payment of the debt. This means that If the Borrower defaults, my interest in the secured Property may be used to satisfy the Borrower's debt. I agree that you may, without releasing me or the Property from this Third Party Agreement and without notice or demand upon me, extend new credit to any borrower, renew or change this note or security agreement one or more times and for any term, or fail to perfect your security interest in, impair, or release any security (including guaranties) for the obligations of any borrower.

    I HAVE RECEIVED A COMPLETED COPY OF THIS NOTE AND SECURITY
    AGREEMENT.

NAME __________________________________________________________________________
X _____________________________________________________________________________




                               NOTICE TO COSIGNER

     You (the cosigner) are being asked to guaranty this debt. Think carefully before you do. If the borrower, doesn't pay the debt, you will have to. Be sure you can afford to pay if you have to. and that you want to accept this responsibility.

     You may have to pay up to the full amount of the debt If the borrower does not pay. You also may have to pay late fees or collection costs, which increase this amount.

     The creditor can collect this debt from you without first trying to collect from the borrower. The creditor can use the same collection methods against you that can be used against the borrower, such as suing you, garnishing your wages. etc. If this debt Is ever in default, that fact may become part of your credit record.

     This notice is not the Contract that makes you liable for the debt.


 Attach FTC "Preservation of Consumer Claims and Defenses" Notice If Applicable

                                    GUARANTY

                                         PARIS                       ,     IL
                                                   (City)              (State)


     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce EDGAR COUNTY BANK & TRUST CO. 177 W WOOD ST (herein, with its participants, successors and assigns, called "Lender"), at its option, at any time or from time to time to make loans or extend other accommodations  to or for the  account  of D W  LEASING  COMPANY,  LLC AND TERRY
WHITESELL PRESIDENT (herein called "Borrower") or to engage in any other transactions with Borrower, the Undersigned hereby absolutely and unconditionally guarantees to Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the debts, liabilities and obligations described as follows:

A. If this [X] is checked, the Undersigned guarantees to Lender the payment and performance of the debt, liability or obligation of Borrower to Lender evidenced by or arising out of the following:

                D.W. LEASING  COMPANY,  LLC, LOAN

     and any extensions, renewals or replacements thereof (hereinafter referred to as the "Indebtedness").

B. If this [X] is checked, the Undersigned guarantees to Lender the payment and performance of each and every debt, liability and obligation of every type and description which Borrower may now or at any time hereafter owe to Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several, or joint and several; all such debts, liabilities and obligations being hereinafter collectively referred to as the "Indebtedness"). Without limitation, this guaranty includes the following described debt(s):

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

The term "Indebtedness" as used in this guaranty shall not include any obligations entered into between Borrower and Lender after the date hereof (including any extensions, renewals or replacements of such obligations) for which Borrower meets the Lender's standard of creditworthiness based on Borrower's own assets and income without the addition of a guaranty, or for which a guaranty is required but Borrower chooses someone other than the joint Undersigned to guaranty the obligation.

    The Undersigned further acknowledges and agrees with Lender that:

     1. No act or thing need occur to establish the liability of the Undersigned hereunder, and no act or thing, except full payment and discharge of all indebtedness, shall in any way exonerate the Undersigned or modify, reduce, limit or release the liability of the Undersigned hereunder.

     2. This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the Undersigned, whether or not all Indebtedness is paid in full, until this guaranty is revoked by written notice actually received by the Lender, and such revocation shall not be effective as to Indebtedness existing or committed for at the time of actual receipt of such notice by the Lender, or as to any renewals, extensions and refinancings thereof. If there be more than one Undersigned, such revocation shall be effective only as to the one so revoking. The death or incompetence of the Undersigned shall not revoke this guaranty, except upon actual receipt of written notice thereof by Lender and then only as to the decedent or the Incompetent and only prospectively, as to future transactions, as herein set forth.

     3. If the Undersigned shall be dissolved, shall die, or shall be or become insolvent (however defined) or revoke this guaranty, then the Lender shall have the right to declare immediately due and payable, and the Undersigned will forthwith pay to the Lender, the full amount of all Indebtedness, whether due and payable or unmatured. If the Undersigned voluntarily commences or there is commenced involuntarily against the Undersigned a case under the United States Bankruptcy Code, the full amount of all Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

     4. The liability of the Undersigned hereunder shall be limited to a principal amount of $ (if unlimited or if no amount is stated, the Undersigned shall be liable for all Indebtedness, without any limitation as to amount), plus accrued interest thereon and all attorneys' fees, collection costs and enforcement expenses thereto. Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without affecting or impairing the liability of the Undersigned hereunder. The Lender may apply any sums received by or available to Lender on account of the Indebtedness from Borrower or any other person (except the Undersigned), from their properties, out of any collateral security or from any other source to payment of the excess. Such application of receipts shall not reduce, affect or impair the liability of the Undersigned hereunder. If the liability of the Undersigned is limited to a stated amount pursuant to this paragraph 4, any payment made by the Undersigned under this guaranty shall be effective to reduce or discharge such liability only if accompanied by a written transmittal document, received by the Lender, advising the Lender that such payment is made under this guaranty for such purpose.

     5. The Undersigned will pay or reimburse Lender for all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by Lender in connection with the protection, defense or enforcement of this guaranty in any litigation or bankruptcy or insolvency proceedings.

This guaranty includes the additional provisions on page 2, all of which are made a part hereof.

This guaranty is [X] unsecured; [ ]secured by a mortgage or security agreement dated _________________________;
[ ] secured by _______________________________________________________________

   IN WITNESS WHEREOF, this guaranty has been duly executed the Undersigned the day and year first above written.

                                      ---------------------------------------
                                        TERRY WHITESELL
                                      =======================================
                                      ---------------------------------------

                    Undersigned shall refer to all persona who sign this guaranty, severally and jointly.

                              ADDITIONAL PROVISIONS

      6. Whether or not any existing relationship between the Undersigned and Borrower has been changed or ended and whether or not this guaranty has been revoked, Lender may, but shall not be obligated to, enter into transactions resulting in the creation or continuance of Indebtedness, without any consent or approval by the Undersigned and without any notice to the Undersigned. The liability of the Undersigned shall not be affected or impaired by any of the following acts or things (which Lender is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this guaranty, without notice to or approval by the Undersigned):

(i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all Indebtedness; (ii) any one or more extensions or renewals of Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities or other contractual terms applicable to any Indebtedness; (iii) any waiver, adjustment, forbearance, compromise or indulgence granted to Borrower, any delay or lack of diligence in the enforcement of Indebtedness, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any Indebtedness; (iv) any full or partial release of, settlement with, or agreement not to sue, Borrower or any other guarantor or other person liable in respect of any Indebtedness;
(v) any discharge of any evidence of Indebtedness or the acceptance of any instrument in renewal thereof or substitution therefor; (vi) any failure to obtain collateral security (including rights of setoff) for Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to protect, insure, or enforce any collateral security; or any release, modification, substitution, discharge, impairment, deterioration, waste, or loss of any collateral security; (vii) any foreclosure or enforcement of any collateral security; (viii) any transfer of any Indebtedness or any evidence thereof; (ix) any order of application of any payments or credits upon Indebtedness; (x) any election by the Lender under ss. 1111 (b)(2) of the United States Bankruptcy Code.

      7. The Undersigned waives any and all defenses, claims and discharges of Borrower, or any other obligor, pertaining to Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Undersigned will not assert, plead or enforce against Lender any defense of waiver, release, statute of limitations, res judicata, statute of frauds, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to Borrower or any other person liable in respect of any Indebtedness, or any setoff available against Lender to Borrower or any such other person, whether or not on account of a related transaction. The Undersigned expressly agrees that the Undersigned shall be and remain liable, to the fullest extent permitted by applicable law, for any deficiency remaining after foreclosure of any mortgage or security interest securing Indebtedness, whether or not the liability of Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision. The undersigned shall remain obligated, to the fullest extent permitted by law, to pay such amounts as though the Borrower's obligations had not been discharged.

      8. The Undersigned further agrees that the Undersigned shall be and remain obligated to pay Indebtedness even though any other person obligated to pay Indebtedness, including Borrower, has such obligation discharged in bankruptcy or otherwise discharged by law. "Indebtedness" shall include post-bankruptcy petition interest and attorneys' fees and any other amounts which Borrower is discharged from paying or which do not otherwise accrue to Indebtedness due to Borrower's discharge, and the Undersigned shall remain obligated to pay such amounts as though Borrower's obligations had not been discharged.

      9. If any payment applied by Lender to Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purposes of this guaranty be deemed to have continued in existence, notwithstanding such application, and this guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

      10.The Undersigned waives any claim, remedy or other right which the Undersigned may now have or hereafter acquire against Borrower or any other person obligated to pay Indebtedness arising out of the creation or performance of the Undersigned's obligation under this guaranty, including, without limitation, any right of subrogation, contribution, reimbursement, indemnification, exoneration, and any right to participate in any claim or remedy the Undersigned may have against the Borrower, collateral, or other party obligated for Borrower's debts, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law.

      11.The Undersigned waives presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing Indebtedness. Lender shall not be required first to resort for payment of the -. Indebtedness to Borrower or other persons or their properties, or first to enforce, realize upon or exhaust any collateral security for Indebtedness, before enforcing this guaranty.

      12.The liability of the Undersigned under this guaranty is in addition to and shall be cumulative with all other liabilities of the Undersigned to Lender as guarantor or otherwise, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

      13.This guaranty shall be enforceable against each person signing this guaranty, even if only one person signs and regardless of any failure of other persons to sign this guaranty. If there be more than one signer, all agreements and promises herein shall be construed to be, and are hereby declared to be, joint and several in each of every particular and shall be fully binding upon and enforceable against either, any or all the Undersigned. This guaranty shall be effective upon delivery to Lender, without further act, condition or acceptance by Lender, shall be binding upon the Undersigned and the heirs, representatives, successors and assigns of the Undersigned and shall inure to the benefit of Lender and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application of this guaranty shall not affect other lawful provisions and application hereof, and to this end the provisions of this guaranty are declared to be severable. Except as authorized by the terms herein, this guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the Undersigned and Lender. This guaranty shall be governed by the laws of the State in which it is executed. The Undersigned waives notice of Lender's acceptance hereof.

                                    SECURITY

SECURITY INTEREST: I give you a security interest in all of the Property described below that I now own and that I may own in the future (including, but not limited to, all parts, accessories, repairs, improvements, and accessions to the Property), wherever the Property is or may be located, and all proceeds and products from the Property.

[ ] Inventory: All inventory which I hold for ultimate sale or lease, or which has been or will be supplied under contracts of service, or which are raw materials, work in process, or materials used or consumed in my business.

[ ] Equipment: All equipment including, but not limited to, all machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery or equipment, shop equipment, office and recordkeeping equipment, and parts and tools. All equipment described in a list or schedule which I to you will also be included in the secured property, but such a list is not necessary for a valid security interest in my equipment.

[ ] Farm Products: All farm products including, but not limited to:
       (a) all poultry and livestock and their young, along with their products, produce and replacements; (b) all crops, annual or perennial, and all products of the crops; and (c) all feed, seed, fertilizer, medicines, and other supplies used or produced in my farming operations.

[ ] Accounts.  Instruments,  Documents,  Chattel  Paper and Other  Rights to
     Payment: All rights I have now and that I may have in the future to the payment of money including, but not limited to:

     (a) payment for goods and other property sold or leased or for services rendered, whether or not I have earned such payment by performance; and

     (b) rights to payment arising out of all present and future debt instruments, chattel paper and loans and obligations receivable. The above include any rights and interests (including all liens and security interests) which I may have by law or agreement against any account debtor or obligor of mine.

[ ] General Intangibles: All general intangibles including, but not limited to, tax refunds, applications for patents, patents, copyrights, trademarks, trade secrets, good will, trade names, customer lists, permits and franchises, and the right to use my name.

[ ] Government Payments and Programs: All payments, accounts, general intangibles, or other benefits (including, but not limited to, payments in kind, deficiency payments, letters of entitlement, warehouse receipts, storage payments, emergency assistance payments, diversion payments, and conservation reserve payments in which I now have and in the future may have any rights or interest and which arise under or as a result of any preexisting, current or future Federal or state governmental program (including, but not limited to, all programs administered by the Commodity Credit Corporation and the ASCS).

[X] The secured property includes, but is not limited by, the following:




If this agreement covers timber to be cut, minerals (including oil and gas), fixtures or crops growing or to be grown, the description of the real estate is:


[ ]If checked, file this agreement on the real estate records. Record owner
       (if not me)

The Property will be used for a [ ] personal [X]business [X] agricultural [ ]

[ ] CONFESSION OF JUDGMENT: I agree to the terms of the "Confession of Judgment" paragraph on page 3.

                   ADDITIONAL TERMS OF THE SECURITY AGREEMENT

GENERALLY - This agreement secures this note and any other debt I have with you, now or later. However, it will not secure other debts if you fail with respect to such other debts, to make any required disclosure about this security agreement or if you fail to give any required notice of the right of rescission. If property described in this agreement is located in another state, this agreement may also, in some circumstances, be governed by the law of the state in which the Property is located.

OWNERSHIP AND DUTIES TOWARD PROPERTY - I represent that I own all of the Property, or to the extent this is a purchase money security interest I will acquire ownership of the Property with the proceeds of the loan. I will defend it against any other claim. Your claim to the Property is ahead of the claims of any other creditor. I agree to do whatever you require to protect your security interest and to keep your claim in the Property ahead of the claims of other creditors, I will not do anything to harm your position.

    I will keep books, records and accounts about the Property and my business in general. I will let you examine these records at any reasonable time. I will prepare any report or accounting you request, which deals with the Property.

    I will keep the Property in my possession and will keep it in good repair and use it only for the purpose(s) described on page 1 of this agreement. I will not change this specified use without your express written permission. I represent that I am the original owner of the Property and, if I am not, that I have provided you with a list of prior owners of the Property.

    I will keep the Property at my address listed on page 1 of this agreement, unless we agree I may keep it at another location. If the Property is to be used in another state, I will give you a list of those states. I will not try to sell the Property unless it is inventory or I receive your written permission to do so. If I sell the Property I will have the payment made payable to the order of you and me.

    You may demand immediate payment of the debt(s) if the debtor is not a natural person and without your prior written consent; (1) a beneficial interest in the debtor is sold or transferred, or (2) there is a change in either the identity or number of members of a partnership, or (3) there is a change in ownership of more than 25 percent of the voting stock of a corporation.

    I will pay all taxes and charges on the Property as they become due, you have the right of reasonable access in order to inspect the Property. I will immediately inform you of any loss or damage to the Property.

    If I fail to perform any of my duties under this security agreement, or any mortgage, deed of trust, lien or other security interest, you may without notice to me perform the duties or cause them to be performed. Your right to perform for me shall not create an obligation to perform and your failure to perform will not preclude you from exercising any of your other rights under the law or this security agreement.

PURCHASE MONEY SECURITY INTEREST - For the sole purpose of determining the extent of a purchase money security interest arising under this security agreement: (al payments on any nonpurchase money loan also secured by this agreement will not be deemed to apply to the Purchase Money Loan, and (b) payments on the Purchase Money Loan will be deemed to apply first to the nonpurchase money portion of the loan, if any, and then to the purchase money obligations in the order in which the items of collateral were acquired or if acquired at the same time, in the order selected by you. No security interest will be terminated by application of this formula. "Purchase Money Loan" means any loan the proceeds of which, in whole or in part, are used to acquire any collateral securing the loan and all extensions, renewals, consolidations and refinancing of such loan.

PAYMENTS BY LENDER - You are authorized to pay, on my behalf, charges I am or may become obligated to pay to preserve or protect the secured property (such as property insurance premiums). You may treat those payments as advances and add them to the unpaid principal under the note secured by this agreement or you may demand immediate payment of the amount advanced.

INSURANCE - I agree to buy insurance on the Property against the risks and for the amounts you require and to furnish you continuing proof of coverage. I will have the insurance company name you as loss payee on any such policy. You may require added security if you agree that insurance proceeds may be used to repair or replace the Property. I will buy insurance from a firm licensed to do business in the state where you are located. The firm will be reasonably acceptable to you. The insurance will last until the Property is released from this agreement. If (fail to buy or maintain the insurance (or fail to name you as loss payee) you may purchase it yourself.

COLLATERAL PROTECTION INSURANCE NOTICE - Unless I provide you with evidence of the insurance coverage required by my agreement with you, you may purchase insurance at my expense to protect your interests in my collateral. This insurance may, but need not, protect my interests. The coverage that you purchase may not pay any claim that I make or any claim that is made against me in connection with the collateral. I may later cancel any insurance purchased by you, but only after providing you with evidence that I have obtained insurance as required by our agreement. If you purchase insurance for the collateral, I will be responsible for the premiums for that insurance, including interest and any other charges you may impose in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The premiums may be added to my total outstanding balance or obligation. The premiums may be more than the premiums for insurance I may be able to obtain on my own.

WARRANTIES AND REPRESENTATIONS - If this agreement includes accounts, I will not settle any account for less than its full value without your written permission. I will collect all accounts until you tell me otherwise. I will keep the proceeds from all the accounts and any go which are returned to me or which I take back in trust for you. I will mix them with any other property of mine. I will deliver them to you at your request. If you ask me to pay you the full price on any returned items or items retaken by myself, I will do so.

     If this agreement covers inventory, I will not dispose of it except in my ordinary course of business at the fair market value for the Property, or at a minimum price established between you and me. If this agreement covers farm products I will provide you, at your request, a written list of the buyers, commission merchants or selling agents to or through whom I may sell my farm products. In addition to those parties named on this written list, I authorize you to notify at your sole discretion any additional parties regarding your security interest in my farm products. I remain subject to all applicable penalties for selling my farm products in violation of my agreement with you and the Food Security Act. In this paragraph the terms farm products, buyers, commission merchants and selling agents have the meanings given to them in the Federal Food Security Act of 1985.

REMEDIES - I will be in default on this security agreement if I am in default on any note this agreement secures or if I fail to keep any promise contained in the terms of this agreement. If I default, you have all of the rights and remedies provided in the note and under the Uniform Commercial Code. You may require me to make the secured property available to you at a place which is reasonably convenient, You may take possession of the secured property and sell it as provided by law. The proceeds will be applied first to your expenses and then to the debt agree that 10 days written notice sent to my last known address by first class mail will be reasonable notice under the Uniform Commercial Code, my current address is on page 1. I agree to inform you in writing of any change of my address.

FILING - A carbon, photographic or other reproduction of this security agreement or the financing statement covering the Property described in this agreement may be used as a financing statement where allowed by law, Where permitted by law, you may file a financing statement which does not contain my signature, covering the Property secured by this agreement.

     Any person who signs within this box does so to give you a security interest in the Property described in this document, this person does not promise to pay the note. "I" as used in this security agreement will include the borrower and any person who signs within this box.

Date ___________________________
Signed ____________________________

                          ADDITIONAL TERMS OF THE NOTE

DEFINITIONS - As used on pages 1 and 2, "" means the terms that apply to this loan, "I," "me" or "my" means each Borrower who signs this note and each other person or legal entity (including guarantors, endorsers, and Sureties) who agrees to pay this note (together referred to as "us"). "You" or "your" means the Lender and its successors and assigns.

APPLICABLE LAW - The law of the state of Illinois will govern this agreement. Any term of this agreement which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation. If any provision of this agreement cannot be enforced according to its terms, this fact will not affect the enforceability of the remainder of this agreement. No modification of this agreement may be made without your express written consent. Time is of the essence in this agreement.

PAYMENTS - Each payment I make on this note will first reduce the amount I owe you for charges which are neither interest nor principal. The remainder of each payment will then reduce accrued unpaid interest, and then unpaid principal, If you and I agree to a different application of payments, we will describe our agreement on this note, I may prepay a part of, or the entire balance of this loan without penalty, unless we specify to the contrary on this note. Any partial prepayment will not excuse or reduce any later scheduled payment until this note is paid in full (unless, when I make the prepayment, you and I agree in writing to the contrary).

INTEREST - Interest accrues on the principal remaining unpaid from time to time, until paid in full. If I receive the principal in more than one advance, each advance will start to earn interest only when I receive the advance. The interest rate in effect on this note at any given time will apply to the entire principal sum outstanding at that time. Notwithstanding anything to the contrary, I do not agree to pay and you do not intend to charge any rate of interest that is higher than the maximum rate of interest you could charge under applicable law for the extension of credit that is agreed to in this note (either before or after maturity). If any notice of interest accrual is sent and is in error, we mutually agree to correct it, and if you actually collect more interest than allowed by law and this agreement, you agree to refund it to me.

INDEX RATE - The index will serve only as a device for setting the interest rate on this note. You do not guarantee by selecting this index, or the margin, that the interest rate on this note will be the same rate you charge on any other loans or class of loans you make to me or other borrowers.

POST MATURITY RATE - For purposes of deciding when the "Post Maturity Rate" (shown on page 1) applies, the term "maturity" means the date of the last scheduled payment indicated on page 1 of this note or the date you accelerate payment on the note, whichever is earlier.

SINGLE ADVANCE LOANS - If this is a single advance loan, you and I expect that you will make only one advance of principal. However, you may add other amounts to the principal if you make any payments described in the "PAYMENTS BY LENDER" paragraph on page 2.

MULTIPLE ADVANCE LOANS - If this is a multiple advance loan, you and I expect that you will make more than one advance of principal. If this is closed end credit, repaying a part of the principal will not entitle me to additional credit.

SET-OFF - I agree that you may set off any amount due and payable under this note against any right I have to receive money from you.

    "Right to receive money from you" means:

     (1)  any deposit account balance I have with you;

     (2) any money owed to me on an item presented to you or in your possession for collection or exchange; and

     (3)  any repurchase agreement or other nondeposit obligation.

     "Any amount due and payable under this note" means the total amount of which you are entitled to demand payment under the terms of this note at the time you set off. This total includes any balance the due date for which you properly accelerate under this note.

     If my right to receive money from you is also owned by someone who has not agreed to pay this note, your right of set-off will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement. Your right of set-off does not apply to an account or other obligation where my rights are only as a representative. It also does not apply to any Individual Retirement Account or other tax-deferred retirement account. You will not be liable for the dishonor of any check when the dishonor occurs because you set off this debt against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right to set-off.

DEFAULT - I will be in default if any one or more of the following occur: (1) I fail to make a payment on time or in the amount due; (2) I fail to keep the Property insured, if required; (3) I fail to pay, or keep any promise, on any debt or agreement I have with you; (4) any other creditor of mine attempts to collect any debt I owe him through court proceedings; (5) I die, am declared incompetent, make an assignment for the benefit of creditors, or become insolvent (either because my liabilities exceed my assets or I am unable to pay my debts as they become duel; (61 I make any written statement or provide any financial information that is untrue or inaccurate at the time it was provided;
(7) I do or fail to do something which causes you to believe you will have difficulty collecting the amount I owe you; (8) any collateral securing this note is used in a manner or for a purpose which threatens confiscation by a legal authority; (9) I change my name or assume an additional name without first notifying you before making such a change; 110) I fail to plant, cultivate and harvest crops in due season; 11 1) any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetlands to produce an agricultural commodity, as further explained in 7 C.F.R. Part 1940, Subpart G, Exhibit M.

REMEDIES - If I am in default on this note you have, but are not limited to, the following remedies:

     (1) You may demand immediate payment of all I owe you under this note (principal, accrued unpaid interest and other accrued unpaid charges).

     (2) You may set off this debt against any right I have to the payment of money from you, subject to the terms of the "SET-OFF" paragraph herein.

     (3) You may demand security, additional security, or additional parties to be obligated to pay this note as a condition for not using any other remedy.

     (4) You may refuse to make advances to me or allow purchases on credit by me.

     (5)  You may use any remedy you have under state or federal law.

     (6) You may make use of any remedy given to you in any agreement securing this note.

     By selecting any one or more of these remedies you do not give up your right to use later any other remedy. By waiving your right to declare an event to be a default, you do not waive your right to consider later the event a default if it continues or happens again.

COLLECTION COSTS AND ATTORNEY'S FEES - I agree to pay all costs of collection, replevin or any other or similar type of cost if I am in default. In addition, if you hire an attorney to collect this note, I also agree to pay any fee you incur with such attorney plus court costs (except where prohibited by law). To the extent permitted by the United States Bankruptcy Code, I also agree to pay the reasonable attorney's fees and costs you incur to collect this debt as awarded by any Court exercising jurisdiction under the Bankruptcy Code. WAIVER - I give up my rights to require you to do certain things. I will not require you to:

     11)  demand payment of amounts due (presentment;

     (2)  obtain official certification of nonpayment (protest); or

     (3) give notice that amounts due have not been paid (notice of dishonor). I waive any defenses I have based on suretyship or impairment of collateral.

OBLIGATIONS INDEPENDENT - I understand that I must pay this note even if someone else has also agreed to pay it (by, for example, signing this form or a separate guarantee or endorsement). You may sue me alone, or anyone else who is obligated on this note, or any number of us together, to collect this note. You may without notice release any party to this agreement without releasing any other party. If you give up any of your rights, with or without notice, it will not affect my duty to pay this note. Any extension of new credit to any of us, or renewal of this note by all or less than all of us will not release me from my duty to pay it, (Of course, you are entitled to only one payment in full.) I agree that you may at your option extend this note or the debt represented by this note, or any portion of the note or debt, from time to time without limit or notice and for any term without affecting my liability for payment of the note, I will not assign my obligation under this agreement without your prior written approval.

CREDIT INFORMATION - I agree and authorize you to obtain credit information about me from time to time (for example, by requesting a credit report) and to report to others your credit experience with me (such as a credit reporting agency). I agree to provide you, upon request, any financial statement or information you may deem necessary. I warrant that the financial statements and information I provide to you are or will be accurate, correct and complete.

CONFESSION OF JUDGMENT - If agreed on page 2, then in addition to your remedies listed herein, I authorize any attorney to appear in any court of record having jurisdiction over this matter and to confess judgment, without process, against me, in favor of you, for any unpaid principal, accrued interest and accrued charges due on this agreement, together with collection costs including reasonable attorney's fees,

SIGNATURES:  I AGREE TO THE TERMS OF THIS NOTE  (INCLUDING  THOSE ON PAGES 1 AND
     2). I have received a copy on today's date.


D W LEASING COMPANY, LLC

TERRY WHITESELL PRESIDENT


DAVID SULLIVAN PRESIDENT

                    SCHEDULE OF MATERIAL DETAILS FOR LOANS BY
                  EDGAR COUNTY BANK TO DW LEASING COMPANY, LLC
                                   FOR COACHES


Line of Credit/  Maturity Date                       No. of Payments  Amount of
Loan Date                   Loan Amount     Interest Rate              Payment

1/15/01        5/15/01   $   484,558.00      11.650       84      $   18,065.02

5/15/01        5/15/06   $   470,058.00      11.150       60*     $    6,558.10

2/11/00        2/11/05   $   550,000.00      11.250       61**    $    7,723.59

9/7/00          9/7/05    $   527,530.00    11.150        60***   $    7,359.00


* Plus balloon payment in amount of $306,022.66 in 60th month. ** Plus balloon payment in amount of $360,476.78 in 61st month. ***Plus balloon payment in amount of $342,138.67 in 60th month.